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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 21, 2003


                               ARVINMERITOR, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


           Indiana                      1-15983                38-3354643
-----------------------------      ----------------            ----------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)                 File No.)           Identification No.)



                              2135 West Maple Road
                                 Troy, Michigan
                                 --------------
                    (Address of principal executive offices)


                                   48084-7186
                                   ----------
                                   (Zip code)


       Registrant's telephone number, including area code: (248) 435-1000




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b) Exhibits

                 99 -- Press release of ArvinMeritor, Inc., dated July 21, 2003.


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         The following information is being furnished solely under "Item 12. Results of Operations and Financial Condition" pursuant to Securities and Exchange Commission Release No. 34-47583.

         On July 21, 2003, ArvinMeritor, Inc. issued a press release reporting its financial results for the fiscal quarter ended June 30, 2003. The release is furnished as Exhibit 99 to this Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ARVINMERITOR, INC.



                            By:  /s/ Vernon G. Baker, II
                                 ----------------------
                                     Vernon G. Baker, II
                                     Senior Vice President and General Counsel


Date: July 21, 2003


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                                 EXHIBIT INDEX

EXHIBIT NO.            DESCRIPTION

EX-99                  Press release of ArvinMeritor, Inc. dated July 21, 2003.